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                                                                   EXHIBIT 10.25

                                     FORM OF

                                  ABAXIS, INC.

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

           THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT (the "Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, as amended (the "1933 Act").

           THIS AGREEMENT has been executed by the undersigned in connection with the private placement of up to _____________ (_____) shares of its Series C Preferred Stock (hereinafter referred to as the "Shares") of ABAXIS, INC., a corporation organized under the laws of California, United States of America, (hereinafter referred to as "Seller"). The undersigned, _____________________, a _______ corporation located at _______________________________ (hereinafter referred to as "Subscriber"), hereby represents and warrants to, and agrees with Seller as follows:

           1. Agreement to Subscribe; Subscription Price.

              (a) Number of Shares; Purchase Price. The undersigned hereby agrees to purchase from Seller _____ Shares at an aggregate purchase price of ___________ United States Dollars (U.S. $_________) (the "Purchase Price"). As a fee for this transaction, Subscriber will withhold four percent (4%) of the Purchase Price.

              (b) Form of Payment. Subscriber shall pay the Purchase Price by delivering good funds in United States Dollars to the Escrow Agent (as defined below) for closing by delivery of securities versus payment on November 17, 1998 or at such time as is mutually acceptable to both parties (the "Closing Date").

              (c) Conditions to Obligations of Seller. Seller's obligation to sell the Shares to Subscriber is conditioned upon the following:

                      (i) The receipt and acceptance by Seller of this Agreement for the sale of the Shares, as evidenced by the execution of this Agreement by authorized officers of Subscriber.

                      (ii) The delivery to the Escrow Agent (as defined below) by Subscriber of good funds in the amount of the Purchase Price for the Shares.

                      (iii) The delivery at the closing of a certificate from an authorized officer or representative of Subscriber certifying that Subscriber's representations and warranties hereunder are true and correct as of the closing date.


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                      (iv) The Certificate of Determination, substantially in
the form attached hereto as Exhibit A, shall have been filed with, and accepted by, the Secretary of State of the State of California.

              (d) Conditions to Obligations of Subscriber. Subscriber's obligation to purchase the Shares from Seller is conditioned upon the following:

                      (i) The receipt and acceptance by Subscriber of this Agreement for the purchase of the Shares, as evidenced by the execution of this Agreement by authorized officers of Seller.

                      (ii) The delivery to the Escrow Agent (as defined below) by Seller of one or more stock certificates of Seller representing, in aggregate, the number of Shares purchased by Subscriber and conforming in all material respects to the requirements of this Agreement.

                      (iii) The delivery at Closing of a certificate from an authorized officer of Seller certifying that Seller's representations and warranties hereunder are true and correct as of the closing date.

                      (iv) The Certificate of Determination, substantially in the form attached hereto as Exhibit A, shall have filed with, and accepted by, the Secretary of State of the State of California.

              (e) Deliveries. The Purchase Price for the Shares will be directed to the Trust Account of Gray Cary Ware & Freidenrich LLP (Account #6470017579),
Attn: Thomas W. Furlong, Esq., as Escrow Agent, Union Bank of California, 400 University Avenue, Palo Alto, CA 94301, ABA #122000496, on or before the Closing Date. The subscription price for the Shares will, upon deposit into and collection for the above account, be delivered to Seller by certified check or by wire transfer, subject to prior delivery to said Escrow Agent of certificates representing the purchased Shares in accordance with the terms of this Agreement. Upon execution of said transfer, the Escrow Agent shall deliver the certificates representing the purchased shares to the Subscriber in accordance with the Subscriber's instructions.

              (f) Indemnification of Escrow Agent. Seller and Subscriber each agrees, jointly and severally, to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, losses, actions, suits, or proceedings, at law or in equity, that it may incur by reason of its acting as escrow agent as described herein (including but not limited to expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced); provided, however, that the provisions of this paragraph shall not apply in the event of any claim, liability, loss, action, suit, of proceeding resulting from the gross negligence or willful misconduct of the Escrow Agent.


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           2. Subscriber Representations, Access to Information; Independent
Investigation.

              (a) Offshore Transaction. Subscriber represents and warrants to Seller as follows:

                      (i) Subscriber is not a "U.S. Person" as defined in Rule 902 of Regulation S and is not organized under the laws of the United States and was not formed for the purpose of investing in securities not registered under the 1933 Act.

                      (ii) At the time the buy-order for the Shares was originated, Subscriber was outside the United States;

                      (iii) No offer to purchase the Shares was made by Subscriber in the United States;

                      (iv) Subscriber is purchasing the Shares initially for its own account, for investment purposes only and not with the view towards distribution or reselling of such Shares or any part thereof.

                      (v) Subscriber has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of Subscriber.

                      (vi) At closing no subscription, resale or other transfer of the Shares has been arranged, or will have been arranged to return the Shares to the U.S. securities markets or to a U.S. citizen or resident;

                      (vii) All subsequent offers and sales of the Shares shall be made (i) in compliance with Regulation S, (ii) pursuant to registration of the Shares under the 1933 Act or (iii) pursuant to an exemption from registration. In any case, the Shares will not be resold to or for the account of a U.S. person (as defined in Regulation S) or within the United States (a) until after the end of the one (1) year period commencing on the date of closing of the subscription of the Shares; and (b) without an opinion of counsel selected by Subscriber, reasonably satisfactory to the Seller, stating that the Shares are saleable in accordance with Regulation S and the 1933 Act.

                      (viii) Subscriber understands that (i) the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws,
(ii) the Shares have not been registered with any United States federal or state securities commissions and (iii) Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscriber to acquire the Shares.


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              (b) No Government Recommendation or Approval. Subscriber
understands that no United States or foreign federal or state agency has passed on or made any recommendation or endorsement of the Shares.

              (c) Current Public Information. Subscriber has received copies of the Seller's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K filed thereafter (collectively the "SEC Filings"), and other publicly available documents and has carefully reviewed these SEC Filings.

              (d) Legal Compliance. Subscriber has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Subscriber's subscription and payment for, and its continued ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

              (e) Due Diligence. Subscriber and its representatives have been solely responsible for Subscriber's own "due diligence" investigation of Seller and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment. In taking any action or performing any role relative to the arranging of the proposed investment, Subscriber has acted solely in its own interest, and neither Subscriber nor any of its representatives has acted as an agent of Seller.

              (f) No Consents or Approvals. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Subscriber is required in connection with the valid execution, delivery and performance of this Agreement.

           3. Seller Representations.

              (a) Rights, Preferences, Privileges and Restrictions. The rights, preferences, privileges and restrictions of the Shares are substantially as set forth in the Certificate of Determination attached hereto as Exhibit A or in this Agreement.

              (b) Reporting Company Status. Seller is a "Reporting Company" as defined by Rule 902 of Regulation S. Seller is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Seller has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock trades on the Nasdaq National Market System.

              (c) Offshore Transaction. Seller has not offered the securities that are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad or to any "U.S. Person" as that term is defined in Regulation S.

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              (d) No Directed Selling Efforts. In regard to this transaction,
Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of the securities that are the subject of this transaction to persons resident within the United States or elsewhere.

              (e) Concerning the Shares. The Shares when issued and delivered hereunder will be duly and validly authorized and issued, fully paid and non-assessable and free from preemptive rights.

              (f) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

              (g) Non-Contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a material breach by Seller of any of the terms or provisions of, or constituent default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over Seller or any of its properties or assets.

              (h) Approvals. Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Shares as contemplated by this Agreement.

           4. Restrictive Covenants.

              (a) Restrictive Legend. The shares have been issued with the following legend (the "Legend") appearing thereon:

                      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISTRIBUTED DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME PRIOR TO ONE
                      (1) YEAR AFTER THE ISSUANCE OF THIS CERTIFICATE, EXCEPT
                      (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, OR (II) IN COMPLIANCE WITH AN

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                      EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SALES,
                      TRANSFERS OR DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT."

              (b) Transferability. Seller need not register a transfer of any Shares, and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in the foregoing legends and under Regulation S are satisfied to the extent applicable

           5. Registration Rights.

              (a) Registration. As soon as practicable after the Effective Time, and not more than forty-five (45) days thereafter, Seller shall file a registration statement on Form S-3 (or any successor form) with respect to shares of Abaxis Common Stock issuable upon conversion of the Shares (such registration statement and any successor or substitute registration statement is herein referred to as the "Registration Statement"). Seller shall use its best efforts to cause such Registration Statement to become effective as promptly as practicable and to maintain the effectiveness of the Registration Statement (and to maintain the current status of the prospectus contained therein) until the earlier of (i) the date one year from the Closing Date or (ii) when all the Shares have been resold pursuant to an effective Registration Statement. It shall be a condition precedent to the right of any Subscriber to sell Shares under the Registration Statement and the obligation of Seller to file the Registration Statement that such Subscriber shall have furnished to Seller such information regarding itself, the Shares held by it, the intended method of distribution of such securities and any additional information as shall be required to be included in the Registration Statement with respect to such Shares. Seller shall provide each Subscriber with a copy of each Registration Statement, each amendment or supplement thereto, and the prospectus contained therein (as amended and/or supplemented).

           6. Miscellaneous.

              (a) Entire Agreement. Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

              (b) Governing Law. This Agreement shall be governed by, and interpreted in all respects by, the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.


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              (c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement and the closing of the transactions contemplated hereby.

              (d) No Brokers. Subscriber (i) represents and warrants to the Seller that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold Seller harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person of firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

              (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


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           IN WITNESS WHEREOF, the parties hereto have caused this Offshore
Securities Subscription Agreement to become effective this 17th day of November 1998.

ABAXIS, INC.


By:   __________________________________
      Donald Stewart
      Vice President, Finance and
      Chief Financial Officer

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